                                                                 EXHIBIT 24.1



                              POWER OF ATTORNEY

    Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  May 19, 1997              MACPHEARSON MEISTRGRAM, INC.




                                 By: /s/ Jerry D. Lee
                                     --------------------------------------
                                     Jerry D. Lee
                                     President and Chief Operating Officer

                              POWER OF ATTORNEY

    Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  May 19, 1997              CLINTON MANAGEMENT CORP.




                                 By: /s/ Charles Nall
                                     --------------------------------------
                                     Charles Nall
                                     Vice President

                              POWER OF ATTORNEY

    Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  May 19, 1997              CLINTON MANAGEMENT CORP.




                                 By: /s/ Frank Scannavino
                                     --------------------------------------
                                     Frank Scannavino
                                     President